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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    April 7, 2003
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                             NESCO Industries, Inc.
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             (Exact name of registrant as specified in its charter)



          Nevada                      000-28307                 13-3709558
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(State or other jurisdiction        (Commission               (IRS Employer
    of Incorporation)               File Number)           Identification No.)



22-09 Queens Plaza North, Long Island City, New York                 11101
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    (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code         718/752-2400
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          (Former name or former address, if changed since last report)


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Item 5.  Other.

On April 7, 2003, the Corporation authorized its wholly-owned subsidiary, National Abatement Corp. ("NAC"), to cease business operations by April 30, 2003, or as soon as practicable thereafter. The Corporation, after due investigation, analysis and deliberation, had determined that it was desirable to cease the business operations of NAC in order to conserve financial and other resources and until a new business focus is identified or until further action by the Corporation.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NESCO INDUSTRIES, INC.


Dated:  April 16, 2003               By: /s/ Michael J. Caputo
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                                         Michael J. Caputo
                                         President